EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Registration Statement on Form SB-2 Amendment No. 5 of our report dated October 27, 2000, relating to the financial statements of Alloy Steel International, Inc. for the period May 4, 2000 (inception) through September 30, 2000 and the reference to our firm under the caption "Experts" in this Registration Statement.

                               /s/ FELDMAN SHERB & CO., P.C.
                                   -----------------------------
                                   FELDMAN SHERB & CO., P.C.
                                   Certified Public Accountants

New York, New York
July 10, 2001